SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  June 18, 2002




                         BANYAN STRATEGIC REALTY TRUST
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)




  Massachusetts                 0-15465                        36-3375345
(State of or other         (Commission File                  (I.R.S. Employer
 jurisdiction of                Number)                      Identification
 incorporation)                                                  Number)



2625 Butterfield Road, Suite 101 N
Oak Brook, Illinois                                               60523
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code            (630)218-7250



This document consists of 3 pages.

Exhibit index is located on page 2.

ITEM 5.   OTHER INFORMATION

      On June 18, 2002, the Trust issued a Press Release a copy of which is attached hereto as exhibit (99.13) and is incorporated herein by reference.

      On June 20, 2002, the Trust issued a Press Release a copy of which is attached hereto as exhibit (99.14) and is incorporated herein by reference.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements.  Not applicable.

      (b)   Pro Forma Financial Information.  Not applicable.

      (c)   Exhibits

            EXHIBIT NUMBER           DESCRIPTION
            --------------           -----------

            Exhibit (99.13)          Press Release dated June 18, 2002

            Exhibit (99.14)          Press Release dated June 20, 2002

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: June 21, 2002                  BANYAN STRATEGIC REALTY TRUST
                                     (Registrant)




                                     By:   /S/ JOEL L. TEGLIA
                                           -------------------------
                                           Joel L. Teglia
                                           Executive Vice President,
                                           Chief Financial and
                                           Accounting Officer